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                                                                    EXHIBIT 23.2


                 CONSENT OF K N INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 10, 1994, included in K N Energy, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1993 and to all references to our firm included in this Registration Statement.





                                                   /s/ ARTHUR ANDERSEN & CO.
                                                           Arthur Andersen & Co.



Denver, Colorado
June 24, 1994